AGREEMENT

          AGREEMENT (the "Agreement"), made as of July 19, 2004 (the "Effective Date"), by and between Telewest Global, Inc., a Delaware corporation (the "Company"), and Anthony (Cob) Stenham (the "Director").

          WHEREAS, the Director currently serves as non-executive Chairman of the Board of Directors of the Company (the "Board");

          WHEREAS, the Director and the Company wish to memorialize the terms and conditions of the Director's continued service to the Company in such capacity and to enter into an agreement with the Director with respect to such appointment; and

          WHEREAS, the Director wishes to continue to serve the Company in accordance with the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Term. Subject to earlier termination as provided in Section 6, the term of the Director's service on the Board pursuant to this Agreement shall commence on the Effective Date and shall end on December 31, 2007 (the "Term"). The Term may be extended by the mutual agreement of the parties.

          2. Position. Subject to the terms and conditions of this Agreement during the Term, the Company shall cause the Director to continue to serve as non-executive Chairman of the Board ("Non-Executive Chairman"), and the Director hereby agrees to serve the Company in that capacity.

          3. Duties. During the Term, the Director shall serve as Non-Executive Chairman, and the Director shall regularly attend and preside at Board meetings, serve on and preside over appropriate committees as reasonably requested by the Board, set meeting schedules and agendas, manage information flow to the Board to assure appropriate understanding of and discussion regarding matters of interest or concern to the Board, make himself available to the Company at mutually convenient times and places, attend external meetings and presentations, as appropriate and convenient, and perform such duties, services and responsibilities and have the authority commensurate to such position. The Director shall be permitted to engage in other business, civic and charitable activities during the Term, as long as such activities do not materially interfere with the performance of his duties hereunder. During the Term, the Director shall not commence full-time employment outside of the Company.

          4. Cash Compensation.

               (a) Fees. During the Term, the Company shall cause the Director to be paid a director's fee at an annual rate of (pound)450,000, payable in arrears in equal instalments each month (pro rata for partial calendar months) (less required deductions).

               (b) Annual Bonuses. For each calendar year ending during the Term (pro rata for partial calendar years), the Director shall have the opportunity to earn a bonus upon the achievement of such goals as are established by the Board in consultation with the Director with respect to the Senior Leadership Team.

               (c) Signing Bonus. As soon as practicable after the Effective Date, the Company shall cause the Director to be paid a signing bonus in an amount such that, when added to the fee earned by the Director in respect of the period of service on the Board commencing on February 18, 2004 and ending on the Effective Date, the Director shall have been paid at an annual rate of (pound)450,000 in respect of such period.

               (d) Medical Benefits. During the Term, the Company shall provide the Director with substantially the same medical benefits, as nearly as practicable, as provided by the Company to the Senior Leadership Team from time to time.

               (e) Expense Reimbursements. During the Term, the Company shall reimburse the Director for all reasonable out-of-pocket expenses incurred by the Director in carrying out the Director's duties, services and responsibilities under this Agreement (including, without limitation, commuting expenses to and from the Company's offices) so long as the Director complies with the generally applicable policies, practices and procedures of the Company for submission of expense reports, receipts or similar documentation of such expenses.

               (f) Status. The Director's status during the Term shall be that of an independent contractor and not, for any purpose, that of an employee or agent with authority to bind the Company in any respect.

               (g) No Other Cash Compensation. The Director agrees and acknowledges that, during the Term and thereafter, he will not receive any cash compensation from the Company or any of its affiliates other than as specifically provided for in this Agreement. Without limiting the generality of the preceding sentence, the Director shall not be entitled to standard director fees from the Company.

          5. Equity Awards.

               (a) Stock Options. At or as soon as practicable after the Effective Date, the Company shall grant to the Director options to purchase 1,225,000 shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company (the "Options") pursuant to the Company's 2004 Stock Incentive Plan. The Options shall have an exercise price equal to the exercise price of the first tranche of stock options granted to other non-employee directors of the Company. The Option shall be evidenced by the option agreement attached hereto as Exhibit A. Unless the Board determines otherwise, the Director shall not be eligible to participate in the Company's stock option program applicable to other non-employee directors of the Company from time to time (including at the Effective Date).

               (b) Restricted Stock. At or as soon as practicable after the Effective Date, the Company shall grant the Director 367,500 shares of restricted Common Stock pursuant to the restricted stock agreement attached hereto as Exhibit B (or, if determined to be more advantageous to the Director, options to purchase 367,500 shares of Common Stock at an exercise price of $0.01 per share pursuant to a stock option agreement that contains the same terms, as nearly as practicable, as the restricted stock agreement).

          6. Termination.

               (a) Effect of Termination. Upon the termination of the Director's service on the Board for any reason, the Director shall be deemed to have voluntarily resigned from all other positions that the Director may then hold with the Company and any of its subsidiaries and affiliates (collectively, the "Company Affiliated Group"), effective upon the date of termination of the Director's service.

               (b) Termination Payments. The Company may, in its sole discretion, terminate the Director's engagement with the Company immediately at any time by paying to the Director a sum equal to (pound)450,000 (the "Severance Pay"). The Severance Pay shall be paid in a lump sum within ten days following the date of termination of the Director's service and shall not be payable if the Director's service on the Board is terminated during the Term by reason of the Director's death, permanent disability, voluntary resignation (including by reason of retirement) or the Company terminates the Director's engagement with the Company due to the Director having committed acts constituting "cause" (as determined by the Board). The Severance Pay shall constitute the exclusive payments in the nature of severance or termination pay which shall be due to the Director upon a termination of his service and shall be in lieu of any notice or any other such payments under any plan, program, policy or other arrangement which has heretofore been or shall hereafter be established by any member of the Company Affiliated Group and shall be in full and final settlement of any claims the Director may have against the Company or any member of the Company Affiliated Group arising from the Director's engagement by the Company or the termination thereof. The Director shall have no obligation to mitigate any amounts payable to the Director under this Agreement, whether by seeking employment or otherwise, and the amount of any payment or benefit due the Director shall not be reduced or offset by any payment or benefit that the Director may receive from any other source.

               (c) It is acknowledged that the Director may, during the Term and thereafter, be granted rights upon the terms and subject to the conditions of the rules from time to time of the 2004 Stock Incentive Plan or any other profit sharing, share incentive, share option, bonus or phantom option scheme operated by the Company or any member of the Company Affiliated Group with respect to shares in the Company or any member of the Company Affiliated Group. If, on termination of the Director's position with the Company, whether lawfully or in breach of contract the Director loses any of the rights or benefits under such scheme (including rights or benefits which the Director would not have lost had he not been terminated) the Director shall not be entitled, by way of compensation for loss of office or otherwise howsoever, to any compensation for the loss of any rights under any such scheme. Nothing set forth in this paragraph 6(c) should be construed at the time of the Director's termination as constituting a waiver of any express rights the Director has under the terms of this Agreement or under any incentive scheme or a waiver of any vested rights the Director may have under any applicable Company welfare and benefit plan(s) or policy(s). In the event that this Agreement expressly provides a more favorable treatment for the Director upon his termination of employment than under any Company welfare and benefit plan or policy, the terms of this Agreement shall control under such plan or policy upon such termination.

          7. Director Covenants.

               (a) Unauthorized Disclosure. The Director agrees and understands that in the Director's position with the Company, the Director has been and will be exposed to and has and will receive information relating to the confidential affairs of the Company Affiliated Group, including, without limitation, technical information, intellectual property, business and marketing plans, strategies, customer information, software, other information concerning the products, promotions, development, financing, expansion plans, business policies and practices of the Company Affiliated Group and other forms of information considered by the Company Affiliated Group to be confidential and in the nature of trade secrets (including, without limitation, ideas, research and development, know-how, formulas, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals) (collectively, the "Confidential Information"). The Director agrees that at all times during the Director's service to the Company and thereafter, the Director shall not disclose such Confidential Information, either directly or indirectly, to any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof (each a "Person"), without the prior written consent of the Company and shall not use or attempt to use any such information in any manner other than in connection with the Director's service to the Company, unless required by law to disclose such information, in which case the Director shall provide the Company with written notice of such requirement as far in advance of such anticipated disclosure as possible so as to enable the Company to seek an appropriate protective order or confidential treatment. This confidentiality covenant has no temporal, geographical or territorial restriction. Upon termination of the Director's service to the Company, the Director shall promptly supply to the Company all property, keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data and any other tangible product or document which has been produced by, received by or otherwise submitted to the Director during or prior to the Director's service to the Company, and any copies thereof in the Director's (or capable of being reduced to the Director's) possession.

               (b) Non-Competition. By and in consideration of the Company's entering into this Agreement and the payments to be made and benefits to be provided by the Company hereunder, and in further consideration of the Director's exposure to the Confidential Information of the Company Affiliated Group, the Director agrees that the Director shall not, during the Director's service to the Company (whether during the Term or thereafter) and for a two-year period thereafter (the "Restriction Period"), directly or indirectly, be, own, manage, operate, join, control, be employed by, or participate in the ownership, management, operation or control of, or be connected in any manner with, including, without limitation, holding any position as a stockholder, director, officer, consultant, independent contractor, employee, partner, or investor in, any Restricted Enterprise (as defined below); provided, that in no event shall ownership of one percent or less of the outstanding securities of any class of any issuer whose securities are registered under the Securities Exchange Act of 1934, as amended, standing alone, be prohibited by this Section 7(b), so long as the Director does not have, or exercise, any rights to manage or operate the business of such issuer other than rights as a stockholder thereof. For purposes of this Section 7(b), "Restricted Enterprise" shall mean any Person that is engaged, directly or indirectly, in (or intends or proposes to engage in, or has been organized for the purpose of engaging in) the provision of video or telephone services, or related content-generation services, in the United Kingdom. During the two-year period following the termination of the Director's service to the Company, upon request of the Company, the Director shall notify the Company of the Director's then-current employment status.

               (c) Non-Solicitation of Employees. During the Restriction Period, the Director shall not directly or indirectly contact, induce or solicit (or assist any Person to contact, induce or solicit) for employment, other than on behalf of the Company Affiliated Group, any person who is, or within twelve months prior to the date of such solicitation was, an employee of any member of the Company Affiliated Group employed as a director or in a senior or managerial position and with whom the Director had business dealings during the course of his engagement by the Company at any time during the 12 months immediately prior to the Termination Date.

               (d) Non-Solicitation of Customers. During the Restriction Period, the Director shall not (i) contact, induce or solicit (or assist any Person to contact, induce or solicit) any Person which has a business relationship with any member of the Company Affiliated Group to terminate, curtail or otherwise limit such business relationship, or (ii) solicit, other than on behalf of the Company Affiliated Group, any Person that the Director knows or should have known (x) is a current customer of any member of the Company Affiliated Group, (y) was, within twelve months prior to the date of such solicitation, a customer of any member of the Company Affiliated Group or (z) is a Person with respect to which the Company or any of its affiliates has, within the twelve months prior to the date of such solicitation, devoted more than de minimis resources in an effort to cause such Person to become a customer of any member of the Company Affiliated Group and in each case where the Director had business dealings with such Person during the course of his engagement by the Company at any time in the 12 months immediately prior to the Termination Date.

               (e) Proprietary Rights. The Director shall disclose promptly to the Company any and all inventions, discoveries, and improvements (whether or not patentable or registrable under copyright or similar statutes), and all patentable or copyrightable works, initiated, conceived, discovered, reduced to practice, or made by the Director, either alone or in conjunction with others, during the Director's service to the Company and related to the business or activities of any member of the Company Affiliated Group (the "Developments"). Except to the extent any rights in any Developments constitute a work made for hire under the U.S. Copyright Act, 17 U.S.C. ss. 101 et seq. that are owned ab initio by the Company or other members of the Company Affiliated Group (or both), the Director assigns all of the Director's right, title and interest in and to all Developments (including all intellectual property rights therein) to the Company or its nominee without further compensation, including all rights or benefits therefor, including, without limitation, the right to sue and recover for past and future infringement. The Director acknowledges that any rights in any developments constituting a work made for hire under the U.S. Copyright Act, 17 U.S.C ss. 101 et seq. are owned upon creation by the Company or other members of the Company Affiliated Group. Whenever requested to do so by the Company, the Director shall execute any and all applications, assignments or other instruments which the Company shall deem necessary to apply for and obtain trademarks, patents or copyrights of the United States or any foreign country or otherwise protect the interests of the Company Affiliated Group therein. These obligations shall continue beyond the end of the Director's service to the Company with respect to inventions, discoveries, improvements or copyrightable works initiated, conceived or made by the Director while providing service to the Company and shall be binding upon the Director's employers, assigns, executors, administrators and other legal representatives. In connection with the Director's execution of this Agreement, the Director has informed the Company in writing of any interest in any inventions or intellectual property rights that the Director holds as of the date hereof. If the Company is unable for any reason, after reasonable effort, to obtain the Director's signature on any document needed in connection with the actions described in this Section 7(f), the Director hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as the Director's agent and attorney in fact to act for and in the Director's behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of this Section with the same legal force and effect as if executed by the Director.

               (f) Remedies. The Director agrees that any breach of the terms of this Section 7 would result in irreparable injury and damage to the Company for which the Company would have no adequate remedy at law; the Director therefore also agrees that in the event of said breach or any threat of breach, the Company shall be entitled to an immediate injunction and restraining order to prevent such breach, any threatened breach and any continued breach by the Director and any and all Persons acting for or with the Director, without having to prove damages, in addition to any other remedies to which the Company may be entitled at law or in equity. The terms of this paragraph shall not prevent the Company from pursuing any other available remedies for any breach or threatened breach hereof, including, without limitation, the recovery of damages from the Director. The Director and the Company further agree that the covenants contained in this Section 7 are reasonable and necessary to protect the businesses of the Company Affiliated Group because of the Director's access to Confidential Information and the Director's material participation in the operation of such businesses. Should a court or arbitrator determine, however, that any provision this Section 7 is unreasonable or unenforceable, either in period of time, geographical area, or otherwise, the parties hereto agree that the covenant should be interpreted and enforced to the maximum extent possible in accordance with law. The existence of any claim or cause of action by the Director against any member of the Company Affiliated Group, whether predicated on this Agreement or otherwise, shall not constitute a defence to the enforcement by the Company of the covenants contained in this Section 7.

          8. Director's Representation and Acknowledgment. The Director represents to the Company that his execution and performance of this Agreement does not violate any agreement or obligation (whether or not written) that he may have with or to any person or entity, including without limitation, any prior employer.

          9. Non-Waiver of Rights. The failure of a party to enforce at any time the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement or any part hereof, or the right of either party to enforce each and every provision in accordance with its terms.

          10. Notices. Every notice relating to this Agreement shall be in writing and shall be given by personal delivery, by a reputable same-day or overnight courier service (charges prepaid), by registered or certified mail, postage prepaid, return receipt requested or by facsimile to the recipient with a confirmation copy to follow the next day to be delivered by personal delivery or by a reputable same-day or overnight courier service to:

                                If to the Company:

                                Telewest Global, Inc.
                                160 Great Portland Street
                                London W1W 5QA
                                United Kingdom
                                Attention:  Corporate Secretary
                                Facsimile:  +011 44 20 7 299 5200

                                If to the Director, at the most
                                recent address and facsimile
                                number contained in the
                                Company's records.

          Each party shall give notice to the other party in advance of any change to his or its address or facsimile number.

          11. Binding Effect/Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, estates, successors (including, without limitation, by way of merger) and assigns. Notwithstanding the provisions of the immediately preceding sentence, the Director shall not assign all or any portion of this Agreement without the prior written consent of the Company. For purposes of this Agreement, the term "Company Affiliated Group" shall be deemed to refer to each predecessor of, and successor to, each member of the Company Affiliated Group (by merger or otherwise), and the term "Board" shall be deemed to refer to the Board of Directors or similar body of such predecessor or successor.

          12. Entire Agreement. This Agreement, including the Exhibits hereto, sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, written or oral, between them as to such subject matter.

          13. Severability. If any provision of this Agreement, or any application thereof to any circumstances, is invalid, in whole or in part, such provision or application shall to that extent be severable and shall not affect other provisions or applications of this Agreement.

          14. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of England and Wales, without reference to the principles of conflict of laws. All disputes, claims or proceedings between the parties relating to the validity construction or performance of this Agreement shall be subject to the non-exclusive jurisdiction of the County Courts or the High Court of Justice in England to which the parties hereto irrevocably submit. Each of the parties irrevocably consents to the award or grant of any relief in any such proceedings before the County Court, High Court of Justice (or any superior court) in England. The parties shall have the rights to take proceedings in any other jurisdiction for the purposes of enforcing a judgment or order obtained from the County Courts, or High Court of Justice in England.

          15. Data Protection. The Director consents to the Company and any member of the Company Affiliated Group processing data relating to him at any time (whether before, during or after the Term) for the following purposes:

               (a) performing its obligations under the Agreement
(including remuneration, payroll, pension, insurance and other benefits, tax and national insurance obligations);

               (b) the legitimate interests of the Company and any member of the Company Affiliated Group including any sickness policy, working time policy, investigating acts or defaults (or alleged or suspected acts or defaults) of the Director, security, management forecasting or planning and negotiations with the Director;

               (c) processing in connection with any merger, sale or acquisition of a company or business in which the Company or any member of the Company Affiliated Group is involved or any transfer of any business in which the Director performs his duties; and

               (d) transferring data to countries outside the European Economic Area for the purposes of processing by the Company in the Company's home state.

          16. Modifications. No provision of this Agreement may be modified, altered or amended except by an instrument in writing executed by the parties hereto.

          17. Headings. The headings contained herein are solely for the purposes of reference, are not part of this Agreement and shall not in any way affect the meaning or interpretation of this Agreement.

          18. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.



                          [signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written, effective as of the Effective Date.

                                          TELEWEST GLOBAL, INC



/s/ Anthony Stenham                       /s/ Clive Burns
-----------------------------             ---------------------------------
    Anthony (Cob) Stenham                 By:  Clive Burns

                                          Title:  Corporate Secretary

                                                                  Exhibit A

                    NONQUALIFIED STOCK OPTION AGREEMENT

     THIS AGREEMENT (this "Agreement"), made as of the 19th day of July, 2004 (the "Grant Date"), between Telewest Global, Inc., a Delaware corporation (the "Company"), and Anthony (Cob) Stenham (the "Optionee").

     WHEREAS, the Company has adopted the Telewest Global, Inc. 2004 Stock Incentive Plan (the "Plan") in order to grant equity compensation to (among others) directors, officers and employees of the Company and its Subsidiary Corporations; and

     WHEREAS, the Company's Compensation Committee has determined to grant an Option to the Optionee as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Grant of Option.

     The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 1,225,000 whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement and in the Plan. The Option is not intended to qualify as an Incentive Stock Option. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan. The grant of the Option is conditioned on the execution and delivery to the Company of the Deed of Variation of Terms of Employment, which has been separately provided to the Optionee.

     2. Purchase Price.

     The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $13.70 per Share (the "Option Price").

     3. Duration of Option.

     The Option shall be exercisable to the extent and in the manner provided herein for a period of ten years from the Grant Date (the "Term"); provided, however, that the Option may terminate earlier as provided in
Section 6 hereof.

     4. Exercisability of Option.

          4.1 Subject to Sections 4.2 and 6 hereof and to the Plan, the Option shall vest and become exercisable as follows:

          (i) as to 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the first anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the Grant Date and ending on the first anniversary of the Grant Date;

          (ii) as to an additional 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the second anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the first anniversary of the Grant Date and ending on the second anniversary of the Grant Date;

          (iii) as to an additional 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the third anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the second anniversary of the Grant Date and ending on the third anniversary of the Grant Date;

          (iv) as to an additional 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the fourth anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the third anniversary of the Grant Date and ending on the fourth anniversary of the Grant Date; and

          (v) as to an additional 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the fifth anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the fourth anniversary of the Grant Date and ending on the fifth anniversary of the Grant Date;

provided, however, that in the event that any portion of the Option subject to any of clauses (i) through (v) of this Section 4.1 does not become exercisable during the period set forth therein, such portion of the Option shall be carried forward for vesting during future one-year periods commencing immediately following the fifth anniversary of the Grant Date subject to the satisfaction of performance goals established by the Committee in respect of such one-year periods; provided, further, that no more than 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement shall vest and become exercisable in any one-year period by reason of application of clauses (i) through (v) of this Agreement or the foregoing proviso (by way of example, if the Shares subject to clause (i) of this Section 4.1 do not become exercisable on the first anniversary of the Grant Date, such portion of the Option shall vest and become exercisable on the sixth anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the fifth anniversary of the Grant Date and ending on the sixth anniversary of the Grant Date); and provided, further, that, notwithstanding any provision of this Section 4.1 to the contrary, any unvested portion of the Option that is outstanding as of January 18, 2011 shall vest on that date.

          4.2 Upon the occurrence of an Acceleration Event, 50% of the unvested portion of the Option shall immediately vest and become fully exercisable. Notwithstanding any provision to the contrary set forth in the Plan, the remaining unvested portion of the Option after application of the immediately preceding sentence shall not vest or become exercisable in the event of an Acceleration Event if, in connection with such Acceleration Event, the Company, a successor to the Company or the ultimate parent of the Company or such successor following such Acceleration Event offers to continue the employment of the Optionee and to provide compensation and employee benefits that, in the aggregate, are substantially similar, as nearly as practicable, to the compensation and employee benefits provided to him or her immediately prior to the Acceleration Event (in each case excluding equity compensation). If such an offer is not made to the Optionee, such remaining unvested portion of the Option at the time of the Acceleration Event shall immediately vest and become fully exercisable.

     5. Manner of Exercise and Payment.

          5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse on this Agreement a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

          5.2 The notice of exercise described in Section 5.1 shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, in cash or by check or, if indicated in the notice, such payment shall follow by check from a registered broker acting as agent on behalf of the Optionee.

          5.3 Upon receipt of notice of exercise, full payment for the Shares in respect of which the Option is being exercised, and full satisfaction of the Optionee's obligation for Withholding Taxes (as hereinafter defined), the Company shall take such action as may be necessary to effect the transfer to the Optionee of the number of Shares subject to such exercise.

          5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

         6. Termination of Employment.

          6.1 Upon termination of the Optionee's employment with the Company and its Affiliates for any reason, any portion of the Option which is not exercisable as of the date of such termination shall be automatically forfeited as of the date of such termination. Upon termination of the Optionee's employment for Cause, any unexercised portion of the Option (whether exercisable or not exercisable) shall be automatically forfeited as of the date of such termination.

          6.2 Upon termination of the Optionee's employment with the Company and its Affiliates for any reason other than for Cause, the portion of the Option that is exercisable as of the date of such termination shall remain exercisable for sixty days following the date of such termination (but not beyond the end of the Term); provided, however, that any portion of the Option that has become exercisable pursuant to Section 4.2 of the Agreement by reason of an Acceleration Event shall remain exercisable for one year following the date of such termination (but not beyond the end of the Term).

     7. Non-transferability.

     The Option shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange
Act). During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or his or her legal guardian or legal representatives.

     8. No Right to Continued Employment.

     Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company or any Subsidiary Corporation, nor shall this Agreement or the Plan interfere in any way with the right of the Company or any such Subsidiary Corporation to terminate the Optionee's employment at any time. For purposes of this Agreement, the term "employment" shall be deemed to refer to (i) an Optionee's employment, if the Optionee is an employee of the Company or any of its Affiliates, (ii) an Optionee's services as a consultant, if the Optionee is a consultant to the Company or any of its Affiliates and (iii) an Optionee's services as an non-employee director, if the Optionee is a non-employee member of the Board. The rights and obligations of an Optionee under the terms and conditions of the Optionee's office or employment shall not be affected by his or her participation in the Plan or any right he or she may have to participate in the Plan. The Optionee waives all and any rights to compensation or damages in consequence of the termination of his or her office or employment with the Company and its Affiliates for any reason whatsoever insofar as those rights arise, or may arise, from his or her ceasing to have rights under or be entitled to exercise the Option as a result of such termination or from the loss or diminution in value of such rights or entitlements. If necessary, the Optionee's terms of employment shall be varied accordingly.

     9. Withholding of Taxes.

     The Company shall have the right to deduct from any payment of cash to the Optionee an amount equal to the federal, state, local and non-U.S. income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the exercise or other settlement of the Option. The Optionee shall make arrangements satisfactory to the Company to pay the Withholding Taxes to the Company prior to the issuance of any Shares subject to the Option or other payment or distribution made pursuant to the Option.

     10. Optionee Bound by the Plan.

     The Optionee hereby acknowledges receipt of a copy of the Plan and agrees that the Optionee and the Option shall be bound by all the terms and provisions thereof.

     11. Modification of Agreement.

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

     12. Severability.

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

     13. Governing Law.

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

     14. Successors in Interest.

     This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's heirs, executors, administrators and successors. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.



                          [signature page follows]

     IN WITNESS WHEREOF, the parties have entered into this Agreement, effective as of the Grant Date.



                                          TELEWEST GLOBAL, INC



/s/ Anthony Stenham                       /s/ Clive Burns
-----------------------------             ---------------------------------
    Optionee                              By:  Clive Burns

                                          Its:  Corporate Secretary

                                                                  Exhibit B

                    NONQUALIFIED STOCK OPTION AGREEMENT

     THIS AGREEMENT (this "Agreement"), made as of the 19th day of July, 2004 (the "Grant Date"), between Telewest Global, Inc., a Delaware corporation (the "Company"), and Anthony (Cob) Stenham (the "Optionee").

     WHEREAS, the Company has adopted the Telewest Global, Inc. 2004 Stock Incentive Plan (the "Plan") in order to grant equity compensation to (among others) directors, officers and employees of the Company and its Subsidiary Corporations; and

     WHEREAS, the Company's Compensation Committee has determined to grant an Option to the Optionee as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Grant of Option.

     The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 367,500 whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement and in the Plan. The Option is not intended to qualify as an Incentive Stock Option. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan. The grant of the Option is conditioned on the execution and delivery to the Company of the Deed of Variation of Terms of Employment, which has been separately provided to the Optionee.

     2. Purchase Price.

     The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $0.01 per Share (the "Option Price").

     3. Duration of Option.

     The Option shall be exercisable to the extent and in the manner provided herein for a period of ten years from the Grant Date (the "Term"); provided, however, that the Option may terminate earlier as provided in
Section 6 hereof.

     4. Exercisability of Option.

          4.1 Subject to Sections 4.2 and 6 hereof and to the Plan, the Option shall vest and become exercisable as follows:

          (vi) as to 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the first anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the Grant Date and ending on the first anniversary of the Grant Date;

          (vii) as to an additional 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the second anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the first anniversary of the Grant Date and ending on the second anniversary of the Grant Date;

          (viii) as to an additional 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the third anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the second anniversary of the Grant Date and ending on the third anniversary of the Grant Date;

          (ix) as to an additional 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the fourth anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the third anniversary of the Grant Date and ending on the fourth anniversary of the Grant Date; and

          (x) as to an additional 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement, on the fifth anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the fourth anniversary of the Grant Date and ending on the fifth anniversary of the Grant Date;

provided, however, that in the event that any portion of the Option subject to any of clauses (i) through (v) of this Section 4.1 does not become exercisable during the period set forth therein, such portion of the Option shall be carried forward for vesting during future one-year periods commencing immediately following the fifth anniversary of the Grant Date subject to the satisfaction of performance goals established by the Committee in respect of such one-year periods; provided, further, that no more than 20% of the aggregate number of Shares subject to the Option set forth in Section 1 of this Agreement shall vest and become exercisable in any one-year period by reason of application of clauses (i) through (v) of this Agreement or the foregoing proviso (by way of example, if the Shares subject to clause (i) of this Section 4.1 do not become exercisable on the first anniversary of the Grant Date, such portion of the Option shall vest and become exercisable on the sixth anniversary of the Grant Date, subject to the satisfaction of performance goals established by the Committee in respect of the period beginning on the fifth anniversary of the Grant Date and ending on the sixth anniversary of the Grant Date); and provided, further, that, notwithstanding any provision of this Section 4.1 to the contrary, any unvested portion of the Option that is outstanding as of January 18, 2011 shall vest on that date.

          4.2 Upon the occurrence of an Acceleration Event, 50% of the unvested portion of the Option shall immediately vest and become fully exercisable. Notwithstanding any provision to the contrary set forth in the Plan, the remaining unvested portion of the Option after application of the immediately preceding sentence shall not vest or become exercisable in the event of an Acceleration Event if, in connection with such Acceleration Event, the Company, a successor to the Company or the ultimate parent of the Company or such successor following such Acceleration Event offers to continue the employment of the Optionee and to provide compensation and employee benefits that, in the aggregate, are substantially similar, as nearly as practicable, to the compensation and employee benefits provided to him or her immediately prior to the Acceleration Event (in each case excluding equity compensation). If such an offer is not made to the Optionee, such remaining unvested portion of the Option at the time of the Acceleration Event shall immediately vest and become fully exercisable.

     5. Manner of Exercise and Payment.

          5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse on this Agreement a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

          5.2 The notice of exercise described in Section 5.1 shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, in cash or by check or, if indicated in the notice, such payment shall follow by check from a registered broker acting as agent on behalf of the Optionee.

          5.3 Upon receipt of notice of exercise, full payment for the Shares in respect of which the Option is being exercised, and full satisfaction of the Optionee's obligation for Withholding Taxes (as hereinafter defined), the Company shall take such action as may be necessary to effect the transfer to the Optionee of the number of Shares subject to such exercise.

          5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

     6. Termination of Employment.

          6.1 Upon termination of the Optionee's employment with the Company and its Affiliates for any reason, any portion of the Option which is not exercisable as of the date of such termination shall be automatically forfeited as of the date of such termination. Upon termination of the Optionee's employment for Cause, any unexercised portion of the Option (whether exercisable or not exercisable) shall be automatically forfeited as of the date of such termination.

          6.2 Upon termination of the Optionee's employment with the Company and its Affiliates for any reason other than for Cause, the portion of the Option that is exercisable as of the date of such termination shall remain exercisable for sixty days following the date of such termination (but not beyond the end of the Term); provided, however, that any portion of the Option that has become exercisable pursuant to Section 4.2 of the Agreement by reason of an Acceleration Event shall remain exercisable for one year following the date of such termination (but not beyond the end of the Term).

     7. Non-transferability.

     The Option shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange
Act). During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or his or her legal guardian or legal representatives.

     8. No Right to Continued Employment.

     Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company or any Subsidiary Corporation, nor shall this Agreement or the Plan interfere in any way with the right of the Company or any such Subsidiary Corporation to terminate the Optionee's employment at any time. For purposes of this Agreement, the term "employment" shall be deemed to refer to (i) an Optionee's employment, if the Optionee is an employee of the Company or any of its Affiliates, (ii) an Optionee's services as a consultant, if the Optionee is a consultant to the Company or any of its Affiliates and (iii) an Optionee's services as an non-employee director, if the Optionee is a non-employee member of the Board. The rights and obligations of an Optionee under the terms and conditions of the Optionee's office or employment shall not be affected by his or her participation in the Plan or any right he or she may have to participate in the Plan. The Optionee waives all and any rights to compensation or damages in consequence of the termination of his or her office or employment with the Company and its Affiliates for any reason whatsoever insofar as those rights arise, or may arise, from his or her ceasing to have rights under or be entitled to exercise the Option as a result of such termination or from the loss or diminution in value of such rights or entitlements. If necessary, the Optionee's terms of employment shall be varied accordingly.

     9. Withholding of Taxes.

     The Company shall have the right to deduct from any payment of cash to the Optionee an amount equal to the federal, state, local and non-U.S. income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the exercise or other settlement of the Option. The Optionee shall make arrangements satisfactory to the Company to pay the Withholding Taxes to the Company prior to the issuance of any Shares subject to the Option or other payment or distribution made pursuant to the Option.

     10. Optionee Bound by the Plan.

     The Optionee hereby acknowledges receipt of a copy of the Plan and agrees that the Optionee and the Option shall be bound by all the terms and provisions thereof.

     11. Modification of Agreement.

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

     12. Severability.

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

     13. Governing Law.

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

     14. Successors in Interest.

     This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's heirs, executors, administrators and successors. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.



                          [signature page follows]

     IN WITNESS WHEREOF, the parties have entered into this Agreement, effective as of the Grant Date.



                                          TELEWEST GLOBAL, INC



/s/ Anthony Stenham                       /s/ Clive Burns
-----------------------------             ---------------------------------
    Optionee                              By:  Clive Burns

                                          Its:  Corporate Secretary